Feasibility Study of an Implantable Cortical
Stimulation System for Subjects with Major
Depression
Brian Harris Kopell MD
Department of Neurosurgery
Medical College of Wisconsin
Financial and conflict of interest disclosures
• The study was sponsored by Northstar Neuroscience
• One study investigator (BHK) is a consultant to Northstar
Neuroscience who serves in the capacity as VP of Medical
Affairs
Exhibit 99.2

•
Lobotomy’s
widespread use
ultimately cast a
shadow on
psychiatric
neurosurgery
•
The frontal lobe’s
integral role in the
manifestation of
psychiatric
behaviors/disease
•
Evolution of
stereotactic lesion
procedures and use
of DBS
The Legacy of Lobotomy

• DLPFC (Brodmann 9, lateral 10, 46) • Working memory and executive function • Ability to suppress negative feelings and painful stimuli The Frontal Lobe

• Two functional “compartments” (Dorsal & Ventral) • Dorsal: DLPFC/LOFC (9,lateral 10,46,47) • Ventral: MOFC/Anterior and Subgenual cingulate (medial 10,11,12,24,25,32) The Frontal Lobe

• Cg25 DBS PET studies • Baseline • Elevated Cg25 CBF • Decreased 9/46 CBF • Repeat with DBS • Decreased Cg25 CBF • Increased PF9/46 CBF • “High frequency” rTMS target Rationale for L-DLPFC

Brain Stimulation Target for
Depression: Left DLPFC
•
Left DLPFC
• Renova
cortical
stimulation system
•
Multi-center US trial
•
MCW
•
U. Pittsburgh
•
Mass Gen Hospital
•
12 patients
•
Epidural L DLPFC
implant
•
Single-blinded
•
Sham controlled
design
Caution:  Investigational device.  Limited by federal (or
US) law to investigational use.

Study Protocol Study Week Baseline Sham Stimulation 50 Hz Continuous Stimulation 0 8 104 -1 Implant 16 50 Hz Continuous Stimulation Adaptive Protocol Adaptive Protocol

Included Subjects
9.8±1.7 (7-13)
9.8±1.7 (7-13)
Failed treatments
Failed treatments
27±10 (11-42)
27±10 (11-42)
Years since onset of MDD
Years since onset of MDD
32.2±4.0 (26.4-40.6)
32.2±4.0 (26.4-40.6)
Baseline MADRS
Baseline MADRS
42.0±5.3 (35-50)
42.0±5.3 (35-50)
Baseline GAF
Baseline GAF
34.3±5.3 (27.8-46.4)
34.3±5.3 (27.8-46.4)
Baseline HDRS
Baseline HDRS
6.9±8.1 (1.3-30)
6.9±8.1 (1.3-30)
Duration of current MDE (yrs)
Duration of current MDE (yrs)
10 of 12 subjects
10 of 12 subjects
16.5±23.2 (0-84)
16.5±23.2 (0-84)
ECT treatments
ECT treatments
48±6 (39-56)
48±6 (39-56)
Age (years)
Age (years)
6 female, 6 male
6 female, 6 male
Gender
Gender

Surgical Target
•
•
Target area is middle third of
Target area is middle third of
middle frontal gyrus
middle frontal gyrus
•
•
Brodmann area 9/46
Brodmann area 9/46
•
•
Left Hemisphere
Left Hemisphere
•
•
Posterior contact 2 cm anterior to
Posterior contact 2 cm anterior to
precentral sulcus
precentral sulcus
•
•
Above inferior frontal sulcus
Above inferior frontal sulcus
•
•
Target used in rTMS trials
Target used in rTMS trials
Caution:  Investigational device.  Limited by federal (or
US) law to investigational use.

Subject Status
•
• 12 subjects implanted
12 subjects implanted
•
• 11 subjects completed 8 wk primary endpoint
11 subjects completed 8 wk primary endpoint
•
• 5 active stim, 6 sham stim
5 active stim, 6 sham stim
•
• 1 patient received rTMS during baseline period
1 patient received rTMS during baseline period
•
•
Protocol deviation –
Protocol deviation –
excluded from further analysis
excluded from further analysis
•
• 9 subjects completed 52 wk assessment
9 subjects completed 52 wk assessment
(Current range = 36 –
(Current range = 36 –
65 weeks)
65 weeks)
•
• No significant surgical complications
No significant surgical complications
Caution:  Investigational device.  Limited by federal (or
US) law to investigational use.

Stimulation Parameters
• Monopolar anodal stimulation
• 50 Hz
• 150 µsec biphasic pulses
• Maximum current  6.5 mA
• Guided by subject
cognition (Working Memory
Task) and mood
Caution:  Investigational device.  Limited by federal (or
US) law to investigational use.

0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
HDRS MADRS
Active
Sham
Cortical Stimulation Improves Depression
Scores at 8 weeks Relative to Sham
Caution:  Investigational device.  Limited by federal (or
US) law to investigational use.
HDRS = Hamilton Depression Rating Scale
MADRS = Montgomery-Asberg Depression Rating Scale

-5%
5%
15%
25%
35%
45%
55%
65%
GAF Q-LES-Q
Active
Sham
Cortical Stimulation Improves Function and
Quality of Life at 8 weeks Relative to Sham
Caution:  Investigational device.  Limited by federal (or
US) law to investigational use.
GAF = Global Assessment of Function
Q-LES-Q = Quality of Life Enjoyment and Satisfaction
Questionnaire

Subjects Continue to Improve with
Active Cortical Stimulation
Caution:  Investigational device.  Limited by federal (or
US) law to investigational use.
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
HDRS MADRS GAF
Week 8
Week 16
Current

Response categorization:
Response categorization:
• • Remitter: HDRS score of <10 Remitter: HDRS score of <10
• • Responder: Responder: 50% reduction in HDRS 50% reduction in HDRS
*One additional patient currently close to response (49% reduction)
*One additional patient currently close to response (49% reduction)
*As of 5/22/2008
Mean follow-up = 52 weeks
Range = 34-65 weeks
Longitudinal Results
Mean follow-up: 52 Weeks
Caution:  Investigational device.  Limited by federal (or US) law to investigational use.
Current*
Current*
16 weeks
16 weeks
8 weeks
8 weeks
4 (36%)
4 (36%)
4 (36%)
4 (36%)
1 (9%)
1 (9%)
Responders
Responders
2 (18%)
2 (18%)
1 (9%)
1 (9%)
0 (0%)
0 (0%)
Remitters
Remitters

Electrode Location Influences Outcome
Caution:  Investigational device.  Limited by federal (or
US) law to investigational use.
Subjects whose electrodes were placed
greater than 20 mm anterior to the precentral
sulcus did significantly better over time
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
Week 8 Week 16 Current
>20 mm <20 mm
p =0.023 p =0.005 p < 0.001

Electrode Location Influences Outcome
Caution:  Investigational device.  Limited by federal (or
US) law to investigational use.
Current improvement for each subject as
a function of electrode location
-25
0
25
50
75
100
0 5 10 15 20 25 30
Distance from Precentral Sulcus (mm)
r²=0.72
p<0.001

PET: Baseline Metabolic Activity
Predicts Patient Response
•
•
FDG-PET acquired at baseline
FDG-PET acquired at baseline
and after 12 weeks of active
and after 12 weeks of active
stimulation in all patients
stimulation in all patients
•
•
Magnitude of decreased
Magnitude of decreased
metabolism at baseline in L
metabolism at baseline in L
DLPFC (MFG) correlates with
DLPFC (MFG) correlates with
subsequent HDRS
subsequent HDRS
improvement
improvement (p
<0.001; Darin
Dougherty et al.)
Dougherty et al.)
•
•
Can PET be used to improve
Can PET be used to improve
patient selection?
patient selection?
Caution:  Investigational device.  Limited by federal (or
US) law to investigational use.

Conclusions
•
• CS of L DLPFC appears safe
CS of L DLPFC appears safe
•
•
No significant complications
No significant complications
•
•
Neuropsychological follow-up forthcoming
Neuropsychological follow-up forthcoming
•
• CS of the L DLPFC appears feasible
CS of the L DLPFC appears feasible
•
•
Effect appears to grow over time
Effect appears to grow over time
•
•
Optimal site still unclear
Optimal site still unclear
•
•
More anterior electrodes associated with greater effects
More anterior electrodes associated with greater effects
•
•
Optimal stimulation parameters still unclear
Optimal stimulation parameters still unclear
•
•
Can PET be used to refine patient selection?
Can PET be used to refine patient selection?
Caution:  Investigational device.  Limited by federal (or
US) law to investigational use.

Medical College of Wisconsin Medical College of Wisconsin
Harold Harsch, MD
Jerry Halverson, MD Jerry Halverson, MD
Charles Rainey, MD Charles Rainey, MD
Brian Kopell, MD Brian Kopell, MD
Massachusetts General Hospital Massachusetts General Hospital
Darin Dougherty, MD Darin Dougherty, MD
Karlyton Karlyton Evans, MD Evans, MD
Alvaro Pascual-Leone, MD, PhD
Emad Eskandar, MD
University of Pittsburgh University of Pittsburgh
Robert Howland, MD Robert Howland, MD
Michael Thase, MD Michael Thase, MD
Doug Kondziolka, MD
Data and Safety Monitoring Board Data and Safety Monitoring Board
Holly Lisanby, MD, Columbia University Holly Lisanby, MD, Columbia University
Dennis Turner, MD, Duke University Dennis Turner, MD, Duke University
Tanya Simuni, MD, Northwestern University
Participating Sites